DEFA 14A

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

Filed by the Registrant [X]

Filed by a Party other than the [_]

Registrant

Check the appropriate box:

[_]       Preliminary Proxy Statement

[_]       Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_]       Definitive Proxy Statement

[X]       Definitive Additional Materials

[_]       Soliciting Materials under Rule 14a-12

BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]       No fee required.

[_]       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4) Proposed maximum aggregate value of transaction:

(5) Total Fee Paid:

[_]       Fee paid previously with preliminary materials.

[_]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously.

Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

BNY Mellon ALCENTRA GLOBAL MULTI-STRATEGY CREDIT FUND, INC.

SUPPLEMENT DATED JANUARY 12, 2023 TO JOINT PROXY STATEMENT DATED AUGUST 26, 2022

Adjournment of Special Meeting to March 1, 2023

Dear Shareholder:

This Supplement dated January 12, 2023 to the Joint Proxy Statement dated August 26, 2022 (the "Proxy Statement") concerning a Special Joint Meeting of Shareholders (the "Special Meeting") relates only to BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc. (the "Fund"), as the Special Meeting has already concluded for the two other funds that participated in the Special Meeting with the shareholders of such other funds voting to approve the Proposal (as defined below). As a shareholder of the Fund, you are receiving this Supplement.

Adjournment of Special Meeting for the Fund to March 1, 2023

The Special Meeting was originally convened on October 13, 2022, and then adjourned and reconvened on November 17, 2022, and further adjourned and reconvened on December 14, 2022. The Special Meeting currently is adjourned to Wednesday, March 1, 2023 at 4:00 p.m., Eastern Time (the "Reconvened Special Meeting"). The Reconvened Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Reconvened Special Meeting in person, but you may participate over the Internet as described below.

The Special Meeting was called to consider a proposal (the "Proposal") to approve a new sub-investment advisory agreement between BNY Mellon Investment Adviser, Inc., on behalf of the Fund, and Alcentra NY, LLC ("Alcentra NY"), the Fund's current sub-adviser (the "New Sub-Advisory Agreement"). At the Special Meeting, shareholders of two of the three funds cast sufficient votes to approve the Proposal with respect to those two funds. The Special Meeting has been adjourned with regard to the Fund, the third fund, in order to provide shareholders of the Fund additional time to vote on the Proposal as it relates to the Fund. Shareholder approval of the Proposal will permit Alcentra NY to continue to serve as the Fund's sub-adviser and continue to provide the day-to-day management of the Fund's portfolio. If Fund shareholders do not approve the New Sub-Advisory Agreement, Alcentra NY will no longer be able to serve as the Fund's sub-adviser and, as a result, it will no longer be able to provide the day-to-day management of the Fund's portfolio.

At the Reconvened Special Meeting, shareholders of the Fund will consider and vote on the Proposal, as set forth in more detail in the Proxy Statement. Please read the Proxy Statement carefully for information concerning the Proposal.

New Record Date of January 17, 2023 for Shareholders of the Fund

The Board of Directors of the Fund has set a new record date of January 17, 2023 (the "Record Date") for shareholders of the Fund to vote on the Proposal at the Reconvened Special Meeting. Only shareholders of record of the Fund as of the close of business on the Record Date will be

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entitled to vote at the Reconvened Special Meeting, or any postponement or adjournment thereof. If the Proposal is approved by shareholders of the Fund, Alcentra NY will continue to serve as the Fund's sub-adviser and continue to provide the day-to-day management of the Fund's portfolio.

Your vote is extremely important, no matter how large or small your Fund holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls. Shareholders who voted at the Special Meeting, and who continued to hold Fund shares as of the Record Date, do not need to take further action with respect to the Proposal. Any such Fund shareholders, however, may revoke their vote by submitting a new proxy or by attending the Reconvened Special Meeting and voting over the Internet.

To participate in the Reconvened Special Meeting, you must request the Reconvened Special Meeting credentials by emailing attendameeting@astfinancial.com. Please include your full name, address, your control number found on your enclosed proxy card, your intent to attend the virtual Reconvened Special Meeting and "BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc." in the subject line. The Reconvened Special Meeting will begin promptly at 4:00 p.m., Eastern Time, on Wednesday, March 1, 2023. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance of the Reconvened Special Meeting. To register, you must submit proof of your proxy power (legal proxy provided by your intermediary) reflecting your Fund holdings along with your name and email address to attendameeting@astfinancial.com. You may also forward proof of ownership from your intermediary or attach an image of your legal proxy to attendameeting@astfinancial.com. Requests for registration should be received no later than 9:00 a.m., Eastern Time, on Tuesday, February 28, 2023. You will receive a confirmation email from attendameeting@astfinancial.com of your registration and control number that will allow you to vote at the Reconvened Special Meeting.

Principal Holders

Set forth below for is information as to the number of shares of the Fund outstanding and those shareholders, if any, known by the Fund to beneficially own 5% or more of the Fund's outstanding voting securities as of December 31, 2022.

Name of Fund Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc. 2,112,415	Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577	160,000	7.57%

As of December 31, 2022, the Fund had 2,112,415 shares of common stock. Cede & Co., P.O. Box 20, Bowling Green Station, New York, New York 10274, held of record 99.88% of Fund's outstanding shares of common stock.

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As of December 31, 2022, Board members and officers of the Fund, as a group, owned less than 1% of the Fund's outstanding voting shares.

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IMPORTANT VOTING INSTRUCTIONS FOR FUND SHAREHOLDERS:

IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES, a proxy card, Notice and Proxy Statement relating to the Proposal were previously mailed to you. Please read the Notice and Proxy Statement for more information regarding the Proposal. The Proxy Statement is available at:

https://im.bnymellon.com/us/en/individual/resources/proxy-materials.jsp

If you would like another copy of the Notice and the Proxy Statement, please call 1-866-796-7181 and one will be provided free of charge.

•	IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND DO NOT WISH TO CHANGE YOUR VOTE, no further action is necessary on your part. Unless we receive instructions from you to the contrary, we will vote your shares according to your instructions on your previously submitted proxy card or pursuant to your instructions previously submitted by telephone or over the Internet.

•	IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND WISH TO CHANGE YOUR VOTE, you may do so by following the applicable instructions that appear on the proxy card regarding voting over the Internet, by telephone or by mail.

IF YOU HAVE NOT PREVIOUSLY VOTED YOUR SHARES, a proxy card, Notice and Proxy Statement relating to the Proposal are attached. Please read the Notice and Proxy Statement for more information regarding the Proposal. The Proxy Statement also is available at:

https://im.bnymellon.com/us/en/individual/resources/proxy-materials.jsp

Please take a moment to vote your shares by following the applicable instructions that appear on the proxy card regarding voting over the Internet, by telephone or by mail. VOTING NOW WILL SAVE ADDITIONAL PROXY COSTS AND ELIMINATE PHONE CALLS TO YOU.

YOUR VOTE IS IMPORTANT.

IF YOU HAVE NOT ALREADY DONE SO, PLEASE RETURN YOUR PROXY CARD PROMPTLY OR VOTE BY USING THE TOLL-FREE TELEPHONE OR INTERNET ADDRESS LISTED ABOVE.

Whether or not you plan to attend the Reconvened Special Meeting, we urge you to authorize proxies to cast your votes. You can do this in one of the following three ways: (1) by completing, signing, dating and promptly returning the proxy card in the postage prepaid envelope provided; (2) by calling the toll-free telephone number listed on your proxy card, or (3) over the Internet at the website shown on your proxy card. Your prompt voting by proxy will help ensure a quorum at the Reconvened Special Meeting. Voting by proxy will not prevent you from voting your shares

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at the Reconvened Special Meeting. If you later decide to attend the Reconvened Special Meeting virtually, you may revoke your proxy and vote your shares over the Internet during the meeting.

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Dated January 12, 2023

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BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.

c/o BNY Mellon Investment Adviser, Inc.

January 12, 2023

Dear Shareholder,

Enclosed are materials pertaining to the reconvened special meeting of shareholders (the "Meeting") of BNY Mellon Alcentra Multi-Strategy Credit Fund, Inc. (the "Fund"), which is now scheduled to be held on Wednesday, March 1, 2023. YOU HAVE PREVIOUSLY VOTED YOUR SHARES.

•	IF YOU DO NOT WISH TO CHANGE YOUR VOTE, NO ACTION IS NECESSARY. Unless we receive instructions from you to the contrary, we will vote your shares according to your prior instructions on any previously submitted proxy card or pursuant to any instructions previously submitted by telephone or over the Internet.
•	IF YOU WISH TO CHANGE YOUR VOTE, please just complete, sign, date and return the enclosed proxy card or vote by telephone or over the Internet.

As you may recall from previous mailings, the Fund's Board unanimously recommends that shareholders vote "for" approval of the sub-investment advisory agreement between BNY Mellon Investment Adviser, Inc., on behalf of the Fund, and Alcentra NY, LLC, the Fund's current sub-adviser. If you have any questions about the proposal or the voting instructions, please call AST Fund Solutions, LLC at 1-866-796-7181.

Sincerely,

/s/ David DiPetrillo

David DiPetrillo

President

BNY Mellon Family of Funds

BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.

c/o BNY Mellon Investment Adviser, Inc.

January 12, 2023

Dear Shareholder,

Enclosed are materials pertaining to the reconvened special meeting of shareholders (the "Meeting") of BNY Mellon Alcentra Multi-Strategy Credit Fund, Inc. (the "Fund"), which is now scheduled to be held on Wednesday, March 1, 2023.

Our records show that you have not previously voted your shares regarding the proposal to approve the new sub-investment advisory agreement between BNY Mellon Investment Adviser, Inc., on behalf of the Fund, and Alcentra NY, LLC, the Fund's current sub-adviser (the "Proposal"). Accordingly, a supplement to the proxy statement, proxy statement, proxy card and Notice relating to the Proposal are attached. Please consult these materials for more information regarding the Proposal.

Please take a moment to vote your shares by following the applicable instructions that appear on the proxy card regarding voting over the Internet, by telephone or by mail. Voting now will save additional proxy costs and eliminate phone calls to you.

As you may recall from previous mailings, the Fund's Board unanimously recommends that shareholders vote "for" approval of the Proposal. If you have any questions about the Proposal or the voting instructions, please call AST Fund Solutions, LLC at 1-866-796-7181.

Sincerely,

/s/ David DiPetrillo

David DiPetrillo

President

BNY Mellon Family of Funds